UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported):                      May 4, 2006 (May 3, 2006)
REGENERON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New York	000-19034	133444607
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
777 Old Saw Mill River Road, Tarrytown, New York                 10591-6707
(Address of principal executive offices)                      (Zip Code)
(914) 347-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Exhibit Index
EX-99.A: PRESS RELEASE

Item 2.02	Results of Operations and Financial Condition
On May 3, 2006, Regeneron Pharmaceuticals, Inc. issued a press release announcing its financial and operating results for the quarter and three months ended March 31, 2006. The press release is being furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K and is attached hereto as Exhibit 99(a).

Item 9.01	Financial Statements and Exhibits
(c) Exhibits
99(a) Press Release of Regeneron Pharmaceuticals, Inc. dated May 3, 2006.
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

Dated: May 4, 2006	By:	/s/ Stuart Kolinski Stuart Kolinski
Vice President and General Counsel

Exhibit Index

Number	Description

99(a)	Press Release of Regeneron Pharmaceuticals, Inc. dated May 3, 2006.

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